EXHIBIT 10.36

                                THE CRONOS GROUP
                       NON-EMPLOYEE DIRECTORS' EQUITY PLAN

                             STOCK OPTION AGREEMENT
                                  DIRECT GRANT

                  Unless otherwise defined herein, the terms defined in The Cronos Group Non-Employee Directors' Equity Plan (the "Plan") shall have the same defined meanings in this Option Agreement.

I.                   NOTICE OF STOCK OPTION GRANT

                  Charles Tharp
                  North Green, Suite 304A
                  304 Hilltop Lane
                  Annapolis, Maryland 21403

                  NAME AND ADDRESS OF NON-EMPLOYEE DIRECTOR

                  You have been granted an option to purchase Common Shares, par value $2.00 per share, of The Cronos Group (the "Company"), (i) subject to and conditional upon shareholder approval at the next annual meeting of shareholders of the Company of an amendment (the "Amendment") to the Plan to reserve for issuance upon exercise of directors' options and settlement of directors' stock units granted under the Plan an additional 325,000 authorized but unissued Common Shares of the Company, and (ii) subject to the terms and conditions of the Plan and this Option Agreement, as follows:
                  DATE OF GRANT:  January 10, 2003

                  EXERCISE PRICE PER SHARE: $3.577

                  TOTAL NUMBER OF SHARES GRANTED: 15,000
                  ("Optioned Shares")

                  TOTAL EXERCISE PRICE: $53,655.00

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EXHIBIT 10.36

                 TYPE OF OPTION:_____Incentive Stock Option

                                       X  Nonqualified Stock Option

                  TERM/EXPIRATION DATE:

                  On the date of the Annual Meeting held in the tenth calendar year following the date of grant.

                  VESTING SCHEDULE.

                  (a) Conditional on the Non-Employee Director's continued service on the Board until the date of the relevant anniversary, unless vesting is accelerated as set forth in subsection (b) immediately below, this Option shall become vested and may be exercised, in whole or in part, as follows:

                                                 SHARES SUBJECT
       ANNIVERSARY OF DATE OF GRANT                 TO OPTION
----------------------------------------------   --------------
First anniversary.............................          33%
Second anniversary............................          66%
Third anniversary.............................         100%

                  (a) The Option shall be fully vested and exercisable three (3) years after the Date of Grant. Any Optioned Shares that a Non-Employee Director has the right to purchase but elects not to purchase shall remain available for purchase by the Non-Employee Director under the terms of this Option Agreement and the provisions of the Plan.

                  (b) Notwithstanding the provisions of subsection (a) immediately above, this Option shall be considered fully vested upon the earlier to occur of (i) termination of the Non-Employee Director's service on the Board by reason of removal (unless the removal is "for cause," defined as removal of a Director for willful misconduct or reckless disregard of his or her duties as a Director); (ii) termination of the Non-Employee Director's service on the Board by reason of death or Permanent Disability; or (iii) resignation from the Board within twelve (12) months following a Change in Control. If a Non-Employee Director's service on the Board terminates for any reason other than as aforesaid, then any unvested portion

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EXHIBIT 10.36

of this Option shall be forfeited to the Company, and the Non-Employee Director shall have no further right or interest therein.

                  TERMINATION PERIOD.

                  Following termination of the Non-Employee Director's service on the Board, the former Non-Employee Director (or the former Non-Employee Director's estate, personal representative or beneficiary, as the case may be) shall have the right, subject to the other terms and conditions of the Plan, to exercise all portions of this Option that had vested as of or in connection with the termination of service at any time within sixty (60) days after the date of termination of service, subject to earlier expiration of the Option pursuant to
Section 8(a) of the Plan.

                                   II.                                 AGREEMENT

                  1. GRANT OF OPTION. The Committee hereby grants to the Non-Employee Director an option (the "Option") to purchase the number of Shares set forth above at the exercise price per share set forth above (the "Exercise Price"), (i) subject to and conditional upon shareholder approval at the next annual meeting of shareholders of the Company of the Amendment, and (ii) subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

                  2.       EXERCISE OF OPTION.

                           (a)      RIGHT TO EXERCISE. This Option is
exercisable during its term in accordance with the Vesting Schedule set forth above and the applicable provisions of the Plan and this Option Agreement. In the event of Non-Employee Director's death, disability or other termination of Non-Employee Director, the applicable provisions of the Plan and this Option Agreement govern the exercisability of the Option.

                           This Option shall not be exercisable unless the
Common Shares subject hereto has been registered under the Securities Act, and qualified under applicable state or foreign securities or "blue sky" laws in connection with the offer and sale thereof, or the Company has determined that an exemption from registration under the Securities Act and from qualification under such securities or "blue sky" laws is available. As soon as practicable after the Effective Date, the Company shall register the issuance of the shares of Common Shares issuable upon exercise of this Option, and shall, as required by the Securities Act, maintain from time to time the effectiveness of such registration.

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EXHIBIT 10.36

                           (b)      METHOD OF EXERCISE. This Option is
exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Optioned Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan; provided, however, that no fewer than 10 shares of Common Shares may be purchased upon any exercise of this Option unless the number of shares purchased at such time is the total number of shares in respect of which the Option is then exercisable, and provided, further, that in no event shall the Option be exercisable for a fractional share. The Exercise Notice shall be signed by the Non-Employee Director and shall be delivered in person or by a recognized overnight delivery service to the Secretary of the Company at c/o Cronos Capital Corp., One Front Street, Suite 1500, San Francisco, California 94111, or such other address as the Company shall designate in a written notice to the Non-Employee Director. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. The date of exercise of this Option shall be the later of (i) the date on which the Company receives such written notice, or
(ii) the date on which the conditions provided in Sections 8(d) and 8(e) of the Plan are satisfied.

                           No Exercised Shares shall be issued pursuant to the
exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or market upon or in which the Exercised Shares are then listed and traded. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Non-Employee Director on the date the Option is exercised with respect to such Exercised Shares.

                  3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Non-Employee Director:

                           (a)    Cash or cash equivalent;

                           (b)    Previously owned shares;

                           (c)    Any combination of the above; or

                           (d)    Such other means as the Committee may approve.

                  4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred, pledged, assigned or otherwise disposed of except by will or the laws of descent and distribution or pursuant to a domestic relations order, provided, however, that this Option may be transferred to a member or members of a Non-Employee Director's immediate family (as defined below) or to one or more trusts or partnerships or other entity established in whole or in part for the benefit of one or more of such immediate family

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EXHIBIT 10.36

members (collectively, "Permitted Transferees"), subject to the terms of the Plan and such rules and procedures as may from time to time be adopted or imposed by the Committee.

                  If this Option is transferred to a Permitted Transferee, it shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Non-Employee Director. A Non-Employee Director shall notify the Company in writing prior to any proposed transfer of this Option to a Permitted Transferee and shall furnish the Company, upon request, with information concerning such Permitted Transferee's financial condition and investment experience. For purposes of the Plan and this Option Agreement, a Non-Employee Director's "immediate family" means any child, stepchild, grandchild, spouse, son-in-law or daughter-in-law and shall include adoptive relationships; provided, however, that if the Company adopts a different definition of "immediate family" (or similar term) in connection with the transferability of employee stock options awarded to employees of the Company, such definition shall apply, without further action of the Board, to the Plan or this Option Agreement.

                  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Non-Employee Director.

                  5. TERM OF OPTION. This Option may be exercised only within the term set forth above, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

                  6        TAX CONSEQUENCES. Non-Employee Director hereby
acknowledges that Non-Employee Director has: (i) received and read the Company's Proxy Statement dated December 5, 2000, including the summary of the tax consequences of the grant and exercise of this Option, and (ii) been advised to consult his or her tax adviser before exercising this Option or disposing of the Exercised Shares.

                  7.       ENTIRE AGREEMENT.

                  (a) The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Non-Employee Director with respect to the subject matter hereof, and may not be modified adversely to the Non-Employee Director's interest except by means of a writing signed by the Company and Non-Employee Director.

                  (b) By Non-Employee Director's signature and the signature of the Company's representative below, the Non-Employee Director and the Company agree

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EXHIBIT 10.36

that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Non-Employee Director has reviewed the Plan and this Option Agreement in their entirety, and has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement. Non-Employee Director hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any question relating to the Plan and this Option Agreement. Non-Employee Director further agrees to notify the Company upon any change in the residence address indicated below.

                  8        CONDITION TO OPTION GRANT. By Non-Employee Director's
signature and the signature of the Company's representative below, the Non-Employee Director and the Company agree and acknowledge that this Option is granted subject to and conditional upon shareholder approval at the next annual meeting of shareholders of the Company of the Amendment. The Non-Employee Director and the Company further agree and acknowledge that in the event the Amendment is not approved by the shareholders at the next annual meeting of shareholders of the Company, this Option and this Option Agreement shall be null and void immediately and automatically and without any action by either the Non-Employee Director or the Company and shall have no further force or effect.

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EXHIBIT 10.36

IN WITNESS WHEREOF, the Company and the Non-Employee Director have executed this Agreement as of the Date of Grant specified above.

                                    THE CRONOS GROUP

                                    By    /s/ DENNIS J. TIETZ
                                       -----------------------
                                        Dennis J. Tietz
                                        Chief Executive Officer

                                    NON-EMPLOYEE DIRECTOR

                                               /s/ CHARLES THARP
                                               -----------------
                                               Charles Tharp

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EXHIBIT 10.36

                                CONSENT OF SPOUSE

                  The undersigned spouse of Non-Employee Director has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase the Optioned Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                                        SPOUSE OF NON-EMPLOYEE DIRECTOR

                                        ___________________________
                                            (signature)

                                        Print Name: ________________

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EXHIBIT 10.36

                                    EXHIBIT A

                                 EXERCISE NOTICE

The Cronos Group
c/o Cronos Capital Corp.
One Front Street, Suite 1500
San Francisco, California 94111
Attention:  Secretary

The effectiveness of the Option Agreement (defined in paragraph 1 below) is subject to and conditional upon shareholder approval at the next annual meeting of shareholders of the Company (defined in paragraph 1 below) of an amendment to the Plan (defined in paragraph 1 below) to reserve for issuance upon exercise of directors' options and settlement of directors' stock units granted under the Plan an additional 325,000 authorized but unissued Common Shares of the Company and this Exercise Notice may not be given unless and until such shareholder approval is secured.

                  1. EXERCISE OF OPTION. Effective as of today, ________________, 200__, the undersigned (the "Purchaser") hereby elects to purchase ______________ shares (the "Shares") of Common Shares, par value $2.00 per share, of The Cronos Group (the "Company") under and pursuant to the Non-Employee Directors' Equity Plan (the "Plan") and the Stock Option Agreement dated as of January 10, 2003 (the "Option Agreement"). The purchase price for the Shares shall be $______ per Share and $ _____________ in the aggregate.

                  2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares.

                  3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received and read the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

                  4. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder

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EXHIBIT 10.36

shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan.

                  5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultant Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

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EXHIBIT 10.36

                  6. ENTIRE AGREEMENT. The Plan and Option Agreement are incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company, and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and the Purchaser. This Agreement is governed by California law except for that body of law pertaining to conflict of laws.

                         Accepted by:

                         THE CRONOS GROUP

                         By ________________________________
                                Dennis J. Tietz
                                Chief Executive Officer

                         Address

                         16, Allee Marconi
                         Boite Postale 260
                         L-2120, Luxembourg

                         Submitted by:

                         PURCHASER

                         _______________________________
                           Charles Tharp

                         Residence Address

                         _______________________________

                         _______________________________

                         _______________________________

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